EXHIBIT 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders of
         ALLTEL Corporation


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 12, 1999, included in ALLTEL Corporation's Form 8-K dated August 13, 1999 and to all references to our Firm included in this registration statement.




                                                          /s/ARTHUR ANDERSEN LLP
                                                          ARTHUR ANDERSEN LLP

Little Rock, Arkansas
August 12, 1999

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